PROMISSORY NOTE


$400,000.00                                             Dated September 22, 1997
Principal Amount                                                State of Arizona


This Promissory Note is hereby entered into on the 22nd day of September, 1997 by and between Auto Network USA, Inc., an Arizona corporation having its office at 8135 E. Butherus, Suite 3, Scottsdale, Arizona 85260 AND Jeff Erskine, an individual residing at 26031 N. Palomino Trail, Scottsdale, Arizona 85255, both personally and for and on behalf of Auto Network USA, Inc., AND Mike Stuart, an individual residing at 9118 E. Topeka Dr., Scottsdale, Arizona 85255, AND John Carrante, an individual, residing at 9634 N. 120th Street, Scottsdale, Arizona 85259, hereinafter referred to as the BORROWERS, AND,
     Evelyn Felice, whose address is 5404 E. New River Road, Cave Creek, AZ 8533 1, hereinafter referred to as the LENDER.
     Borrowers hereby jointly and severally promise to pay to the order of Evelyn Felice the sum of four hundred thousand dollars ($400,000.00), together with interest thereon at the rate of twelve percent (12%) per annum on the unpaid balance. Said sum shall be paid as follows:
     Interest payments of four thousand hundred dollars ($4,000.00) payable in arrears on the 22nd day of each month beginning October 22, 1997; and,
     The principal amount of $400,000.00 shall be payable on September 22, 1999 unless such termination of this Note shall occur in which case all principal amount shall become immediately due and payable.
     This note may be prepaid, in full, at any time, without penalty. The proceeds from this Note shall at all times be solely used to acquire motor vehicles for resale and their titles shall also serve as security and as collateral against the eventual repayment of this Note. Lender shall have the right to verify and confirm this collateral at any time and violation of this security shall be cause for the immediate termination of this Note.
     In the event this Note shall be in default, and placed with an attorney for collection, then the undersigned agree to pay all reasonable attorney fees and costs of collection. All payments hereunder shall be made to such address as shown above or as may from time to time be designated by Pinnacle. Default interest shall be at eighteen percent (18%) per annum.
     The undersigned and all other parties to this Note, whether as endorsers, guarantors or sureties, agree to remain fully bound hereunder until this note shall be fully

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PROMISSORY NOTE PAGE 2

paid and waive demand, presentment and protest and all notices thereto and further agree to remain bound, notwithstanding any extension, renewal, modification, waiver, or other indulgence by any holder or upon the discharge or release of any obligor hereunder or to this note, or upon the exchange, substitution, or release of any collateral granted as security for this note. No modification or indulgence by any holder hereof shall be binding unless in writing; and any indulgence on any one occasion shall not be an indulgence for any other or future occasion. Any modification or change of terms, hereunder granted by any holder hereof, shall be valid and binding upon each of the undersigned, notwithstanding the acknowledgment of any of the undersigned, and each of the undersigned does hereby irrevocably grant to each of the others a power of attorney to enter into any such modification on their behalf. The rights of any holder hereof shall be cumulative and not necessarily successive. This note shall take effect as a sealed instrument and shall be construed, governed and enforced in accordance with the laws of the State first appearing at the head of this note. The undersigned hereby execute this note as principals and not as sureties.


/S/ VICTOR FELICE                               /S/ JEFF ERSKINE
Witness                                         Auto Network USA, Inc.
                                          Jeff Erskine, President


                       INDIVIDUAL BORROWERS AND GUARANTORS

  We the  undersigned  jointly and  severally  guaranty  the prompt and punctual payment of all moneys due under the aforesaid note and agree to remain bound until fully paid.


/S/ VICTOR FELICE                                     /S/ JEFF ERSKINE
Witness                                               Jeff Erskine,
Individual Guarantor


/S/ CHANDRA KASKAS                                    /S/ MIKE STUART
Witness                                               Mike Stuart,
Individual Guarantor



Witness


                                                      /S/ JOHN CARRANTE
Witness                                               John Carrante,
Individual Guarantor